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                                                                   Exhibit 10.19

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               AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                          DATED AS OF FEBRUARY 14, 2003

                                      AMONG

         COLE-PARMER INSTRUMENT COMPANY, FISHER CLINICAL SERVICES INC.,
          FISHER HAMILTON L.L.C. AND FISHER SCIENTIFIC COMPANY L.L.C.,
                                 AS ORIGINATORS,

                      FISHER SCIENTIFIC INTERNATIONAL INC.,
                               AS ORIGINATOR AGENT

                                       AND

                          FSI RECEIVABLES COMPANY LLC,
                                    AS BUYER

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                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
ARTICLE I AMOUNTS AND TERMS OF THE PURCHASE...................................................................    2

     Section 1.1     [Reserved]...............................................................................    2
     Section 1.2     Purchase of Receivables..................................................................    2
     Section 1.3     Payment for the Purchases................................................................    3
     Section 1.4     Purchase Price Credit Adjustments........................................................    4
     Section 1.5     Payments and Computations, Etc...........................................................    5
     Section 1.6     License of Software......................................................................    5
     Section 1.7     Characterization.........................................................................    6

ARTICLE II REPRESENTATIONS AND WARRANTIES.....................................................................    6

     Section 2.1     Representations and Warranties of Originators............................................    6
         (a)      Existence and Power.........................................................................    6
         (b)      Power and Authority; Due Authorization, Execution and Delivery..............................    6
         (c)      No Conflict.................................................................................    6
         (d)      Governmental Authorization..................................................................    7
         (e)      Actions, Suits..............................................................................    7
         (f)      Binding Effect..............................................................................    7
         (g)      Accuracy of Information.....................................................................    7
         (h)      Use of Proceeds.............................................................................    7
         (i)      Good Title..................................................................................    8
         (j)      Perfection..................................................................................    8
         (k)      Places of Business and Locations of Records.................................................    8
         (l)      Collections.................................................................................    8
         (m)      Material Adverse Effect.....................................................................    8
         (n)      Names.......................................................................................    8
         (o)      Ownership of Buyer..........................................................................    9
         (p)      Not a Holding Company or an Investment Company..............................................    9
         (q)      Compliance with Law.........................................................................    9
         (r)      Compliance with Credit and Collection Policy................................................    9
         (s)      Payments to Applicable Originator...........................................................    9
         (t)      Enforceability of Contracts.................................................................    9
         (u)      Eligible Receivables........................................................................   10
         (v)      Accounting..................................................................................   10

ARTICLE III CONDITIONS OF PURCHASES...........................................................................   10

     Section 3.1     Conditions Precedent to Purchase.........................................................   10
     Section 3.2     Conditions Precedent to Subsequent Payments..............................................   10

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
ARTICLE IV COVENANTS..........................................................................................   11

     Section 4.1     Affirmative Covenants of Originators.....................................................   11
         (a)      Financial Reporting.........................................................................   11
                (i)   Annual Reporting........................................................................   11
                (ii)  Quarterly Reporting.....................................................................   11
                (iii) Compliance Certificate..................................................................   11
                (iv)  Other Information.......................................................................   11
                (v)   Copies of Notices.......................................................................   12
                (vi)  Change in Credit and Collection Policy..................................................   12
                (vii) Other Information.......................................................................   12
         (b)      Notices.....................................................................................   12
                (i)   Termination Events or Unmatured Termination Events......................................   12
                (ii)  Material Adverse Effect.................................................................   12
                (iii) Downgrade of Parent.....................................................................   12
         (c)      Compliance with Laws and Preservation of Existence..........................................   13
         (d)      Audits......................................................................................   13
         (e)      Keeping and Marking of Records and Books....................................................   13
         (f)      Compliance with Contracts and Credit and Collection Policy..................................   14
         (g)      Ownership...................................................................................   14
         (h)      Transferees' Reliance.......................................................................   14
         (i)      Collections.................................................................................   15
         (j)      Taxes.......................................................................................   15
     Section 4.2     Negative Covenants of Originators........................................................   15
         (a)      Name Change, Offices and Records............................................................   15
         (b)      Change in Payment Instructions to Obligors..................................................   15
         (c)      Modifications to Contracts and Credit and Collection Policy.................................   16
         (d)      Sales, Liens................................................................................   16
         (e)      Accounting for Purchase.....................................................................   16
         (f)      Amendments to Credit Agreement and Security Documents.......................................   16

ARTICLE V TERMINATION EVENTS..................................................................................   17

     Section 5.1     Termination Events.......................................................................   17
     Section 5.2     Remedies.................................................................................   18

ARTICLE VI INDEMNIFICATION....................................................................................   19

     Section 6.1     Indemnities by Originators...............................................................   19
     Section 6.2     Other Costs and Expenses.................................................................   22

ARTICLE VII MISCELLANEOUS.....................................................................................   22

     Section 7.1     Waivers and Amendments...................................................................   22
     Section 7.2     Notices..................................................................................   22
     Section 7.3     Protection of Ownership Interests of Buyer...............................................   22
     Section 7.4     Confidentiality..........................................................................   23

                                       ii

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
     Section 7.5     Bankruptcy Petition......................................................................   24
     Section 7.6     Limitation of Liability..................................................................   24
     Section 7.7     CHOICE OF LAW............................................................................   24
     Section 7.8     CONSENT TO JURISDICTION..................................................................   24
     Section 7.9     WAIVER OF JURY TRIAL.....................................................................   25
     Section 7.10    Integration; Binding Effect; Survival of Terms...........................................   25
     Section 7.11    Counterparts; Severability; Section References...........................................   25

                             EXHIBITS AND SCHEDULES

Exhibit I        -         Definitions

Exhibit II       -         Jurisdiction of Organization; Chief Executive Office,
                           Locations of Records; Federal Employer Identification
                           Numbers and Organizational Identification Numbers;
                           Other Names

Exhibit III      -         Lock-Boxes; Collection Accounts; Collection Banks

Exhibit IV       -         Form of Compliance Certificate

Exhibit V        -         Copy of Credit and Collection Policy

Exhibit VI                 Form of Purchase Report

Exhibit VII                Form of Joinder Agreement

Schedule A                 List of Documents to Be Delivered to Buyer Prior to
                           the initial Purchase

                                      iii

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               AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of February 14, 2003, is by and among:

                  (a) Fisher Scientific International Inc., a Delaware corporation ("PARENT"), as agent for the Originators (in such capacity, the "ORIGINATOR AGENT"),

                  (b) Cole-Parmer Instrument Company, an Illinois corporation, Fisher Clinical Services Inc., a Pennsylvania corporation, Fisher Hamilton L.L.C., a Delaware limited liability company, and Fisher Scientific Company L.L.C., a Delaware limited liability company (each of the foregoing, together with each other Subsidiary of Parent that hereafter executes a Joinder Agreement with the consent of the Agents, an "ORIGINATOR" and collectively, the "ORIGINATORS"), and

                  (c) FSI Receivables Company LLC., a Delaware limited liability company formerly known as FSI Receivables Corp. ("BUYER"),

and amends and restates in its entirety that certain Receivables Purchase Agreement dated as of January 21, 1998, as heretofore amended, between Fisher Scientific Company L.L.C. and Buyer.

                  UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN EXHIBIT I HERETO (OR, IF NOT DEFINED IN EXHIBIT I HERETO, THE MEANING ASSIGNED TO SUCH TERM IN EXHIBIT I TO THE TRANSFER AGREEMENT).

                             PRELIMINARY STATEMENTS

                  Each of the Originators now owns, and from time to time hereafter will own, Receivables. Each of the Originators wishes to sell and assign to Buyer, and Buyer wishes to purchase from each Originator, all of such Originator's right, title and interest in and to its Receivables, together with the Related Security and Collections with respect thereto.

                  Each of the Originators and Buyer intend the transactions contemplated hereby to be true sales to Buyer by such Originator of the Receivables originated by it, providing Buyer with the full benefits of ownership of such Receivables, and none of the Originators nor Buyer intends these transactions to be, or for any purpose to be characterized as, loans from Buyer to such Originator.

                  Following the purchase of Receivables from each Originator, Buyer will, from time to time, transfer undivided interests therein and in the associated Related Security and Collections pursuant to that certain Receivables Transfer Agreement dated as of February 14, 2003 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "TRANSFER AGREEMENT") among Buyer, Parent, as Servicer, Liberty Street Funding Corp. ("LIBERTY STREET"), Blue Ridge Asset Funding Corporation ("BLUE RIDGE"), The Bank of Nova Scotia, a Canadian chartered bank acting through its New York

                                        1

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         Agency ("SCOTIABANK"), and its assigns (collectively, the "LIBERTY
         STREET LIQUIDITY BANKS" and, together with Liberty Street, the "LIBERTY STREET GROUP"), Wachovia Bank, National Association, a national banking association ("WACHOVIA"), and its assigns (collectively, the "BLUE RIDGE LIQUIDITY BANKS" and, together with Blue Ridge, the "BLUE RIDGE GROUP"), Scotiabank, in its capacity as agent for the Liberty Street Group (the "LIBERTY STREET AGENT" or a "CO-AGENT"), Wachovia, in its capacity as agent for the Blue Ridge Group (the "BLUE RIDGE AGENT" or a "CO-AGENT"), and Wachovia, in its capacity as administrative agent for the Blue Ridge Group, the Liberty Street Group and each Co-Agent (in such capacity, together with its successors and assigns, the "ADMINISTRATIVE AGENT" and, together with each of the Co-Agents, the "AGENTS").

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                        AMOUNTS AND TERMS OF THE PURCHASE

                  Section 1.1       [Reserved].

                  Section 1.2       Purchase of Receivables.

                           (a) Effective on each Originator's Effective Date, in consideration for the Purchase Price paid to each Originator and upon the terms and subject to the conditions set forth herein, each Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase from such Originator, all of such Originator's right, title and interest in and to all Receivables originated by such Originator and existing as of the close of business on such Originator's Initial Cutoff Date and all Receivables thereafter originated by such Originator through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on each Originator's Effective Date, Buyer shall acquire all of each Originator's right, title and interest in and to all Receivables existing as of such Originator's Initial Cutoff Date and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all Collections thereof. Buyer shall be obligated to pay the Purchase Price for the Receivables purchased hereunder from each Originator in accordance with Section 1.3.

                           (b) On the 15th day of each month (or if any such day is not a Business Day, on the next succeeding Business Day thereafter), each Originator shall (or shall require the Servicer to) deliver to Buyer a report in substantially the form of Exhibit VI hereto (each such report being herein called a "PURCHASE REPORT") with respect to the Receivables sold by such Originator to Buyer during

                                        2

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                  the Calculation Period then most recently ended. In addition to, and not in limitation of, the foregoing, in connection with the payment of the Purchase Price for any Receivables purchased hereunder, Buyer may request that the applicable Originator deliver, and such Originator shall deliver, such approvals, opinions, information or documents as Buyer may reasonably request.

                           (c) It is the intention of the parties hereto that each Purchase of Receivables from an Originator made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables originated by such Originator. Except for the Purchase Price Credits owed to such Originator pursuant to Section 1.4, the sale of Receivables hereunder by each Originator is made without recourse to such Originator; PROVIDED, HOWEVER, that (i) such Originator shall be liable to Buyer for all representations, warranties, covenants and indemnities made by such Originator pursuant to the terms of the Transaction Documents to which such Originator is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of such Originator or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of such Originator. In view of the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a sale of such Receivables rather than loans secured thereby, each Originator agrees that it will, on or prior to its Effective Date and in accordance with Section 4.1(e)(ii), mark its master data processing records relating to the Receivables originated by it with a legend acceptable to Buyer and to the applicable Co-Agent (as Buyer's assignee), evidencing that Buyer has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to Buyer. Upon the request of Buyer or the Administrative Agent (as Buyer's assignee), each Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables originated by such Originator and the Related Security and Collections with respect thereto, or as Buyer or the Administrative Agent (as Buyer's assignee) may reasonably request.

                  Section 1.3       Payment for the Purchases.

                           (a) The Purchase Price for the Purchase from each Originator of its Receivables in existence as of the close of business on such Originator's Initial Cutoff Date shall be payable in full by Buyer to such Originator on its Effective Date, by delivery of immediately available funds derived from or made available through capital and/or contributions its subsequent transfer of an interest in such Receivables to the Transferees under the Transfer Agreement. The Purchase Price for each Receivable coming into existence after the applicable Originator's Initial Cutoff Date shall be due and owing in full by Buyer to the applicable Originator or its designee on the date each such Receivable came into existence

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                  (except that Buyer may, with respect to any such Purchase
                  Price, offset against such Purchase Price any amounts owed by such Originator to Buyer hereunder and which have become due but remain unpaid) and shall be paid to such Originator in the manner provided in the following paragraphs (b), (c) and (d).

                           (b) With respect to any Receivables coming into existence after the applicable Originator's Initial Cutoff Date, on each Settlement Date, Buyer shall pay the applicable Originator the Purchase Price therefor in accordance with
                  Section 1.3(d) by delivery to the applicable Originator or its designee of immediately available funds, to the extent of funds available to Buyer from its subsequent transfer of an interest in all of the Receivables to the Agents for the benefit of the Groups under the Transfer Agreement or other cash on hand.

                           (c) From and after the Termination Date, no Originator shall be obligated to (but may, at its option) sell Receivables to Buyer.

                           (d) Although the Purchase Price for each Receivable coming into existence after the applicable Originator's Initial Cutoff Date shall be due and payable in full by Buyer to the applicable Originator on the date such Receivable came into existence, settlement of the Purchase Price between Buyer and such Originator shall be effected on a monthly basis on Settlement Dates with respect to all Receivables originated by such Originator during the same Calculation Period and based on the information contained in the Purchase Report delivered by such Originator for the Calculation Period then most recently ended.

                  Section 1.4 Purchase Price Credit Adjustments. If on any day:

                           (a) the Outstanding Balance of a Receivable purchased from any Originator is:

                                    (i)      reduced as a result of any
                           defective or rejected or returned goods or services, any discount or any adjustment or otherwise by such Originator (other than as a result of such Receivable becoming a Defaulted Receivable or to reflect cash Collections on account of such Receivable),

                                    (ii)     reduced or canceled as a result of
                           a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

                           (b) any of the representations and warranties set forth in Sections 2.1(i), (j), (l), (r), (s), (t), (u), the second sentence of Section 2.1(q) hereof and the last clause (relating to bulk sales laws) of Section 2.1(c) are not true when made or deemed made with respect to any Receivable, then, in such event, Buyer shall be entitled to a credit (each, a "PURCHASE PRICE CREDIT") against the Purchase Price otherwise payable to the applicable Originator hereunder equal to the Outstanding Balance of such Receivable (calculated before giving effect to the applicable

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reduction or cancellation). If such Purchase Price Credit exceeds the Original
Balance of the Receivables originated by the applicable Originator on any day, such Originator shall pay the remaining amount of such Purchase Price Credit in cash on or within one Business Day thereafter.

                  Section 1.5 Payments and Computations, Etc. All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Originator designated from time to time by such Originator or as otherwise directed by such Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; PROVIDED, HOWEVER, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

                  Section 1.6       License of Software.

                           (a) To the extent that any software used by any Originator to account for the Receivables originated by it is non-transferable, in connection with the Purchase of Receivables hereunder, such Originator hereby grants to each of Buyer, the Agents and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all such software used by such Originator to account for such Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto, PROVIDED THAT should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, such Originator hereby agrees that upon the request of Buyer (or Buyer's assignee), such Originator will use its commercially reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the later to occur of (i) indefeasible payment in full of the Aggregate Unpaids (as defined in the Transfer Agreement), and (ii) the date on which each of this Agreement and the Transfer Agreement has terminated in accordance with its terms.

                           (b) Each Originator (i) shall take such action requested by Buyer and/or the Agents (as Buyer's assignees), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Transfer Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from such Originator hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agents and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for such Receivables and/or to recreate such Records.

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                  Section 1.7       Characterization. If, notwithstanding the
intention of the parties expressed in Section 1.2(c), any sale by an Originator to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables by each Originator hereunder shall constitute a true sale thereof, such Originator hereby grants to Buyer a duly perfected security interest in all of such Originator's right, title and interest in, to and under all Receivables of such Originator which are now existing or hereafter arising, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account, all other rights and payments relating to such Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price of the Receivables purchased from such Originator together with all other obligations of such Originator hereunder, which security interest shall be prior to all other Adverse Claims thereto. Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

                  Section 2.1 Representations and Warranties of Originators. Each Originator hereby represents and warrants to Buyer on its Effective Date, on the date of the Purchase from such Originator hereunder and on each date that any Receivable is originated by such Originator on or after the date of such Purchase through and including the Termination Date, that:

                           (a)      Existence and Power. Such Originator is duly
organized, validly existing and in good standing under the laws of its state of organization. Such Originator is duly qualified to do business and is in good standing as a foreign corporation or limited liability company, as the case may be, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold would not reasonably be expected to have a Material Adverse Effect on such Originator or the Receivables.

                           (b)      Power and Authority; Due Authorization,
Execution and Delivery. The execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Originator is a party has been duly executed and delivered by such Originator.

                           (c)      No Conflict. The execution and delivery by
such Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property except, in any case described in the foregoing clauses (ii), (iii) and (iv), where such contravention or violation would not reasonably be expected to have a Material Adverse Effect, and do not result in the creation or imposition of any Adverse Claim on assets of such Originator (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                           (d)      Governmental Authorization. Other than the
filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                           (e)      Actions, Suits. There are no actions, suits
or proceedings pending, or to the best of such Originator's knowledge, threatened, against or affecting such Originator, or any of its properties, in or before any court, arbitrator or other body, that would reasonably be expected to have a Material Adverse Effect on such Originator or the Receivables. Such Originator is not in default with respect to any order of any court, arbitrator or governmental body if such default would result in a Material Adverse Effect.

                           (f)      Binding Effect. This Agreement and each
other Transaction Document to which such Originator is a party constitute the legal, valid and binding obligations of such Originator enforceable against such Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (g)      Accuracy of Information. All information
heretofore furnished by such Originator or any of its Affiliates to Buyer or its assigns for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Originator or any of its Affiliates to any of the Agents or the Transferees will be, true and accurate in every material respect on the date such information is stated or certified (or, if such information specifies another date, such other date) and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading; provided, however, with respect to projected financial information and forward looking statements that involve factors such as general economic and business conditions; industry trends; overseas expansion; the loss of major customers and suppliers; the timing of orders received from customers; cost and availability of energy and raw materials; changes in business strategy or development plans; availability and quality of management; and availability, terms and deployment of capital, if any, such Originator represents only that such information was prepared in good faith based on assumptions believed to be reasonable at the time.

                           (h)      Use of Proceeds. No use of the proceeds of
any transfer hereunder will violate the Securities Act of 1933, as amended, or the regulations issued pursuant thereto, or the Securities Exchange Act of 1934, as amended, or the regulations issued pursuant thereto, or Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                           (i)      Good Title. Immediately prior to the
Purchase from such Originator hereunder and upon the creation of each Receivable originated by such Originator after its Initial Cut-Off Date, such Originator
(i) is the legal and beneficial owner of such Receivables and (ii) is the legal and beneficial owner of the Related Security with respect thereto or possesses a valid and perfected security interest therein, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect such Originator's ownership interest in each such Receivable, its Collections and the Related Security.

                           (j)      Perfection. This Agreement, together with
the filing of the financing statements contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from such Originator upon each purchase hereunder) (i) legal and equitable title to, with the right to sell and encumber each Receivable originated by such Originator, whether now existing and hereafter arising, together with the Collections with respect thereto, and (ii) all of such Originator's right, title and interest in the Related Security associated with each such Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in such Receivables, the Related Security and the Collections.

                           (k)      Places of Business and Locations of Records.
The principal places of business and chief executive office of such Originator and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by
Section 4.2(a) has been taken and completed. Such Originator's Federal Employer Identification Number is correctly set forth on Exhibit II.

                           (l)      Collections. The conditions and requirements
set forth in Section 4.1(j) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks as of the Closing Date, together with the account numbers of the Collection Accounts of such Originator at each Collection Bank and the post office box number of each Lock-Box, are listed on
Exhibit III. Such Originator has not granted any Person, other than Buyer and the Administrative Agent (as Buyer's assignee) dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                           (m)      Material Adverse Effect. Except as otherwise
disclosed in any public filing or otherwise disclosed to the Agents, in each case prior to the date hereof, each Originator represents and warrants that since September 30, 2002, no event has occurred that constitutes a Material Adverse Effect.

                           (n)      Names. The name in which such Originator has
executed this Agreement (or, if applicable, its Joinder Agreement) is identical to the current name (or if a Joinder Agreement is signed, the name as of the date of such Joinder Agreement) of such Originator as indicated on the public record of its state of organization which shows such

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Originator to have been organized. In the past five (5) years, such Originator has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and as listed on Exhibit II, as updated from time to time.

                           (o)      Ownership of Buyer. Parent owns, directly or
indirectly, 100% of the issued and outstanding Equity Interests of Buyer. Such Equity Interests are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Buyer.

                           (p)      Not a Holding Company or an Investment
Company. Such Originator is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                           (q)      Compliance with Law. Such Originator has
complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation would not reasonably be expected to have a Material Adverse Effect.

                           (r)      Compliance with Credit and Collection
Policy. Such Originator has complied in all material respects with its Credit and Collection Policy with regard to each Receivable originated by it and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which Buyer (or its assigns) has been notified in accordance with Section 4.1(a)(vii).

                           (s)      Payments to Applicable Originator. With
respect to each Receivable originated by such Originator and sold to Buyer hereunder, the Purchase Price received by such Originator constitutes reasonably equivalent value in consideration therefor. No transfer hereunder by such Originator of any Receivable originated by such Originator is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.), as amended.

                           (t)      Enforceability of Contracts. Each Contract
with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

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

                           (u)      Eligible Receivables. Each Receivable
reflected in any Purchase Report as an Eligible Receivable was an Eligible Receivable on the date of its acquisition by Buyer hereunder.

                           (v)      Accounting. The manner in which such
Originator accounts for the transactions contemplated by this Agreement in its financial statements does not jeopardize the characterization of the transactions contemplated herein as being true sales.

                                   ARTICLE III
                             CONDITIONS OF PURCHASES

                  Section 3.1 Conditions Precedent to Purchase. The obligation of the Buyer to make Purchases under this Agreement is subject to the satisfaction of the conditions precedent that (a) Buyer shall have received on or before the Closing Date those documents listed on Schedule A, (b) all of the conditions to the initial transfer under the Transfer Agreement shall have been satisfied or waived in accordance with the terms thereof, (c) the representations and warranties set forth in Article II are true and correct on and as of the Closing Date, and (d) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

                  Section 3.2 Conditions Precedent to Subsequent Payments. Buyer's obligation to pay for Receivables originated by any Originator after its Initial Cutoff Date shall be subject to the further conditions precedent that:
(a) no Amortization Date with respect to all Groups shall have occurred under the Transfer Agreement; (b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request and (c) on the date such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by such Originator that such statements are then true):

                                    (i)      the representations and warranties
                           set forth in Article II are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and

                                    (ii)     no event has occurred and is
                           continuing that will constitute a Termination Event or an Unmatured Termination Event.

Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Receivable, title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer's obligation to pay for such Receivable were in fact satisfied. The failure of such Originator to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Buyer to rescind the related purchase and direct such Originator to pay to Buyer an amount equal to the Purchase Price payment that was made with respect to any Receivables related thereto (but without duplication of any Purchase Price Credit previously received by Buyer with respect thereto).

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

                                   ARTICLE IV
                                    COVENANTS

                  Section 4.1 Affirmative Covenants of Originators. From and after its Effective Date until the date on which this Agreement terminates in accordance with its terms, each Originator hereby covenants as set forth below:

                           (a)      Financial Reporting. Such Originator will
maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to Buyer (or its assigns):

                                    (i)      Annual Reporting. Within the
         earlier of (A) 100 days after the close of each fiscal year of Parent or (B) one Business Day following the filing of such annual financial statements with the Securities and Exchange Commission, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal year, together with related consolidated statements of income and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all in reasonable detail and certified by independent certified public accountants of recognized national standing and whose opinion shall be to the effect that such consolidated financial statements have been prepared in accordance with GAAP applied on a consistent basis (except for changes with which such accountants concur).

                                    (ii)     Quarterly Reporting. Within the
         earlier of (A) 50 days after the close of each fiscal quarter of Parent or (B) one Business Day following the filing of such quarterly financial statements with the Securities and Exchange Commission, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal quarter, together with related consolidated statements of income and retained earnings and of cash flows for such fiscal quarter and for the elapsed portion of the fiscal year ended with the last day of such fiscal quarter, setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year (except the consolidated balance sheets shall be compared to the prior year end), and all in reasonable form and detail acceptable to Buyer (and the Agents, as Buyer's assignees).

                                    (iii)    Compliance Certificate. Together
         with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit IV signed by an Authorized Officer of Parent and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                                    (iv)     Other Information. Promptly upon
         the furnishing thereof, copies of any filings and registrations with, and reports to, the Securities and Exchange Commission by Parent or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as Parent or any of its Subsidiaries shall send generally to analysts, the holders of their capital stock or

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         of senior indebtedness (in each case to the extent not theretofore delivered to the Agents pursuant to this Agreement) and, with reasonable promptness, such other information and documents (financial or otherwise) as any of the Agents may reasonably request from time to time; PROVIDED, HOWEVER, that in no event will Parent or any of its Subsidiaries be required to disclose any information pursuant to this clause (iv) other than "material nonpublic information" required to be publicly disclosed pursuant to Regulation FD of the Securities and Exchange Commission.

                                    (v)      Copies of Notices. Promptly upon
         its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer, the Agents or the Transferees, copies of the same.

                                    (vi)     Change in Credit and Collection
         Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such proposed change or amendment, and (B) if such proposed change or amendment would reasonably be expected to materially and adversely affect the collectibility of the Receivables or materially decrease the credit quality of any newly created Receivables, requesting Buyer's (and the Agents', as Buyer's assignees) consent thereto.

                                    (vii)    Other Information. Promptly, from
         time to time, such other information, documents, records or reports relating to the Receivables originated by such Originator or the condition or operations, financial or otherwise, of such Originator as Buyer (and its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

                           (b)      Notices. Such Originator will notify Buyer
(or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                                    (i)      Termination Events or Unmatured
         Termination Events. The occurrence of each Termination Event and each Unmatured Termination Event, by a statement of an Authorized Officer of such Originator.

                                    (ii)     Material Adverse Effect. The
         occurrence of any event or condition (including, without limitation, any ERISA Event), that has had, or would reasonably be expected to have, a Material Adverse Effect.

                                    (iii)    Downgrade of Parent. Any downgrade
         in the rating of any Indebtedness of Parent by S&P or by Moody's, setting forth the Indebtedness affected and the nature of such change.

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

                           (c)      Compliance with Laws and Preservation of
Existence. Such Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. Such Originator will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so qualify or remain in good standing would not reasonably be expected to have a Material Adverse Effect.

                           (d)      Audits. Such Originator will furnish to
Buyer (and its assigns) from time to time such information with respect to it and the Receivables sold by it as Buyer (or its assigns) may reasonably request. Such Originator will, from time to time during regular business hours as requested by Buyer (or its assigns), upon reasonable notice and at the sole cost of such Originator, permit Buyer (or its assigns) or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Originator relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Originator's financial condition or the Receivables and the Related Security or such Originator's performance under any of the Transaction Documents or such Originator's performance under the Contracts and, in each case, with any of the officers or employees of such Originator having knowledge of such matters (each of the foregoing examinations and visits, a "REVIEW"); PROVIDED, HOWEVER, that, so long as no Amortization Event has occurred and is continuing and Parent maintains its current unsecured debt rating of "BB-" from S&P and its current bank debt rating of "Ba3" from Moody's, (A) the Originators shall only be responsible for the costs and expenses of two (2) Reviews requested by any of the Agents in any one calendar year, and (B) the Agents (as Buyer's assignees) will not request more than four
(4) Reviews in any one calendar year.

                           (e)      Keeping and Marking of Records and Books.

                                    (i)      Such Originator will maintain and
                           implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the prompt identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Such Originator will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                                    (ii)     Such Originator will (A) on or
                           prior to its Effective Date, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to

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

                           Buyer (and its assigns), describing Buyer's ownership interests in the Receivables and further describing the Receivable Interests of the Agents (on behalf of the Transferees) under the Transfer Agreement and (B) upon the request of Buyer (or its assigns) following the occurrence and during the continuation of an Amortization Event which is not waived by the Agents:
                           (x) mark each Contract constituting a promissory note or other instrument or chattel paper with a legend describing Buyer's ownership interests in the Receivables originated by such Originator and further describing the Receivable Interests of the Administrative Agent (on behalf of the Transferees) and (y) deliver to Buyer (or its assigns) all Contracts that constitute chattel paper or instruments under the UCC (including, without limitation, all multiple originals of any such Contract) relating to such Receivables.

                           (f)      Compliance with Contracts and Credit and
Collection Policy. Such Originator will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables originated by it, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each such Receivable and the related Contract.

                           (g)      Ownership. Such Originator will take all
necessary action to establish and maintain, irrevocably in Buyer, (A) legal and equitable title to the Receivables originated by such Originator and the Collections and (B) all of such Originator's right, title and interest in the Related Security associated with the Receivables originated by such Originator, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (INCLUDING, WITHOUT LIMITATION, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request).

                           (h)      Transferees' Reliance. Such Originator
acknowledges that the Agents and the Transferees are entering into the transactions contemplated by the Transfer Agreement in reliance upon Buyer's identity as a legal entity that is separate (other than for certain tax purposes) from such Originator and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, such Originator will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of such Originator and any Affiliates thereof and not merely a division of such Originator or any such Affiliate (other than for certain tax purposes). Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, such Originator (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own any of the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the "separateness covenants" set forth in Section 7.1(i) of the Transfer Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between such Originator and Buyer on an arm's-length basis.

                           (i)      Collections. Such Originator will cause (1)
all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to such Originator or any Affiliate of such Originator, such Originator will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, such Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns. Such Originator will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to Buyer and, will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Transfer Agreement.

                           (j)      Taxes. Such Originator will file all
material tax returns and reports required by law to be filed by it and will timely pay all material taxes and governmental charges at any time owing (including, without limitation, any and all sales, use and similar transactional taxes payable by it in connection with the transactions giving rise to the Receivable originated by it); PROVIDED, HOWEVER, that no Originator shall be required to pay any such taxes and governmental charges which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

                  Section 4.2 Negative Covenants of Originators. From and after its Effective Date until the date on which this Agreement terminates in accordance with its terms, each Originator (and, solely in the case of Section 4.2(f) below, Originator Agent) hereby covenants that:

                           (a)      Name Change, Offices and Records. Such
Originator will not change its (i) state of organization, (ii) name, (iii) identity or legal structure (within the meaning of Article 9 of any applicable enactment of the UCC) or relocate its chief executive office at any time while the location of its chief executive office is relevant to perfection of Buyer's interest in the Receivables or the associated Related Security and Collections or any office where Records are kept unless it shall have: (i) given Buyer and the Agents (as Buyer's assignees) at least thirty (30) days' prior written notice thereof and (ii) delivered to the Agents (as Buyer's assignees) all financing statements, instruments and other documents reasonably requested by the Agents in connection with such change or relocation.

                           (b)      Change in Payment Instructions to Obligors.
Without the consent of the Buyer and the Administrative Agent (as Buyer's assignee), Originator will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor,
(i) written notice of such addition, termination or change and (ii) with respect to the addition of a

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

Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; PROVIDED, HOWEVER, that such Originator may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                           (c)      Modifications to Contracts and Credit and
Collection Policy. Such Originator will not make any change to the Credit and Collection Policy that would reasonably be expected to materially adversely affect the collectibility of the Receivables originated by it or materially decrease the credit quality of any of its newly created Receivables. Except as otherwise permitted in its capacity as Servicer pursuant to the Transfer Agreement, such Originator will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

                           (d)      Sales, Liens. Such Originator will not sell,
assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), and such Originator will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Originator.

                           (e)      Accounting for Purchase. Such Originator
will not, and will not permit any Affiliate to, financially account (whether in financial statements or otherwise) for the transactions contemplated hereby in any manner other than the sale or other outright conveyance by such Originator to Buyer of the Receivables originated by such Originator and the associated Related Security or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of such Receivables and Related Security by such Originator to Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                  (f) Amendments to Credit Agreement and Security Documents. Neither Originator Agent nor any Originator shall execute any amendment, restatement or other modification of or supplement to the Credit Agreement or any Security Document (as defined therein) that (i) requires the Buyer to assume, guarantee or otherwise become absolutely or contingently liable for, all or any portion of the Obligations (as defined therein), or to pledge collateral therefor, (ii) provides that the facility contemplated by the Transfer Agreement is not permitted under the terms of the Credit Agreement and Security Documents, or (iii) encumbers any of the Securitized Assets (as defined in the Intercreditor Agreement).

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

                                   ARTICLE V
                               TERMINATION EVENTS

                  Section 5.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

                           (a) Any Originator shall fail to make any payment or deposit required hereunder when due and such failure continues for two (2) consecutive Business Days.

                           (b) Any Originator shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in another clause of this Section 5.1) or any other Transaction Document to which it is a party and such failure shall continue for ten (10) consecutive Business Days.

                           (c) Any representation, warranty, certification or statement made by any Originator in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made; PROVIDED THAT the materiality threshold in the preceding clause shall not be applicable with respect to any representation or warranty which itself contains a materiality threshold and PROVIDED FURTHER, that any misrepresentation or certification for which Buyer has actually received a Purchase Price Credit shall not constitute a Termination Event hereunder.

                           (d) Failure of any Originator to pay any Indebtedness when due (after taking into account all applicable grace periods) in excess of the lesser of (i) the amount set forth in the comparable event of default provision in the Credit Agreement, and (ii) $20,000,000; or the default by any Originator in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Originator shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                           (e)      (i)      Any Originator or any of its
                  Material Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against such Originator or any of its Material Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, and, with respect to any proceeding that is instituted without the application or consent of such

                  Originator or any of its Material Subsidiaries, such proceeding shall continue undismissed or unstayed and in effect, for a period of sixty (60) consecutive days, or (iii) any Originator or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection (e).

                           (f)      A Change of Control shall occur.

                           (g) One or more final judgments for the payment of money in an amount in excess of the lesser of (i) the amount set forth in the comparable event of default provision in the Credit Agreement, and (ii) $20,000,000, individually or in the aggregate, shall be entered against any Originator on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                           (h) (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in a Material Adverse Effect; (ii) the aggregate amount of Unfunded-Pension Liability among all Pension Plans at any time exceeds an amount that, if payable by any Originator or any ERISA Affiliate, would reasonably be expect to result in a Material Adverse Effect; or (iii) any Originator or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount that would reasonably be expected to have a Material Adverse Effect.

                           (i) Any Originator shall create any Adverse Claim on the Receivables, Related Security or Collections other than in favor of the Buyer hereunder.

                           (j) Buyer shall fail to pay the Purchase Price for any Receivable when due under Article I hereof.

                           (k) Originator Agent or any Originator shall execute any amendment, restatement or other modification of or supplement to the Credit Agreement or any Security Document (as defined therein) that (i) requires the Buyer to assume, guarantee or otherwise become absolutely or contingently liable for, all or any portion of the Obligations (as defined therein), or to pledge collateral therefor, (ii) provides that the facility contemplated by the Transfer Agreement is not permitted under the terms of the Credit Agreement and Security Documents, or (iii) encumbers any of the Securitized Assets (as defined in the Intercreditor Agreement).

                  Section 5.2       Remedies.

                  (a) Upon the occurrence and during the continuation of a Termination Event described in Section 5.1(a)-(i) or Section 5.1(k), Buyer may take any of the following actions: (i) declare the Termination Date to have occurred with respect to one or more Originators, whereupon the Termination Date shall forthwith occur with respect to such Originator(s), without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Originator; PROVIDED, HOWEVER, that upon the occurrence of a Termination Event described in Section 5.1(e), or of an actual or deemed entry of an order for relief with respect to an Originator under the Federal Bankruptcy Code, the Termination Date with respect to such Originator shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by such Originator to Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                  (b) Upon the occurrence and during the continuation of a Termination Event described in Section 5.1(j), the applicable Originator may declare the Termination Event to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Buyer.

                                   ARTICLE VI
                                 INDEMNIFICATION

                  Section 6.1 Indemnities by Originators. Without limiting any other rights that Buyer may have hereunder or under applicable law, each Originator hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns, officers, directors, agents and employees (each an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of Buyer or any such assign) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them relating to the Transaction Documents, EXCLUDING, HOWEVER:

                  (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification or any member of its Group;

                  (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables originated by such Originator that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor;

                  (c) taxes imposed on Buyer by the United States or the jurisdiction in which Buyer's principal executive office is located, on or measured by the overall net income of Buyer; and

                  (d) Indemnified Amounts that arise from or are attributable to taxes imposed on any of Buyer's assigns or their officers, directors, agents or employees to the extent that the Buyer is not obligated to provide indemnity for such taxes to such Indemnified Party (including by paying additional amounts to such Indemnified Party) under the terms of any Transaction Document other than this Agreement;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of such Originator or limit the recourse of Buyer to such Originator for amounts otherwise specifically provided to be paid by such Originator under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject in each case to clauses (a), (b) and (c) above, each Originator shall indemnify Buyer for Indemnified Amounts relating to or resulting from:

                                    (i)      any representation or warranty made
                           by such Originator (or any officers of such Originator) under or in connection with any Purchase Report, this Agreement, any other Transaction Document or any other information or report delivered by such Originator pursuant hereto or thereto for which Buyer has not received a Purchase Price Credit that shall have been false or incorrect when made or deemed made;

                                    (ii)     the failure by such Originator, to
                           comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of such Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

                                    (iii)    any failure of such Originator to
                           perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                                    (iv)     any products liability, personal
                           injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                                    (v)      any dispute, claim, offset or
                           defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services; PROVIDED THAT this clause
                           (v) shall not be construed to require indemnity for the uncollectibility of any Receivable for credit-related reasons relating to any Obligor;

                                    (vi)     [reserved];

                                    (vii)    any investigation, litigation or
                           proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, such Originator's use of the proceeds of the Purchase from it hereunder, the ownership of the Receivables originated by such Originator or any other investigation, litigation or proceeding relating to such Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                                    (viii)   any inability to litigate any claim
                           against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                                    (ix)     any Termination Event described in
                           Section 5.1(e) or (k);

                                    (x)      any failure to vest and maintain
                           vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables originated by such Originator and the associated Collections, and all of such Originator's right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claim;

                                    (xi)     the failure to have filed, or any
                           delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable originated by such Originator, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase from such Originator hereunder or at any subsequent time;

                                    (xii)    except as otherwise permitted under
                           the Transaction Documents, any action or omission by such Originator in contravention of the Transaction Documents which reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable;

                                    (xiii)   any attempt by any Person to void
                           the Purchase from such Originator hereunder under statutory provisions or common law or equitable action; and

                                    (xiv)    the failure of any Receivable
                           reflected as an Eligible Receivable on any Purchase Report prepared by such Originator to be an Eligible Receivable at the time acquired by Buyer.

                  Section 6.2 Other Costs and Expenses. Each Originator shall pay to Buyer on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. Each Originator shall pay to Buyer on demand any and all costs and expenses of Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.

                                   ARTICLE VII
                                  MISCELLANEOUS

                  Section 7.1       Waivers and Amendments.

                  (a) No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Originator and Buyer and, to the extent required under the Transfer Agreement, each of the Agents and each of the Transferees except that this Agreement may be supplemented by a Joinder Agreement adding one or more new Originators with the prior written consent of Buyer, the Agents and the Originator Agent.

                  Section 7.2 Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereto or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, five (5) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 7.2.

                  Section 7.3       Protection of Ownership Interests of Buyer

                  (a) Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or its assigns) may request, to perfect, protect or more fully evidence the interest of Buyer hereunder and the Receivable Interests, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time following the occurrence of a Potential Amortization Event or an Amortization Event, Buyer (or its assigns) may, at such Originator's sole cost and expense, direct such Originator to notify the Obligors of Receivables of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.

                  (b) If any Originator fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by such Originator as provided in Section 6.2. Each Originator irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney-in-fact, to act on behalf of such Originator (i) to execute on behalf of such Originator as debtor (if necessary) and to file financing statements necessary or desirable in Buyer's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables originated by such Originator and the associated Related Security and Collections and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in such Receivables. This appointment is coupled with an interest and is irrevocable.

                  Section 7.4       Confidentiality.

                  (a) Each Originator and Buyer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Fee Letter and the other confidential or proprietary information with respect to the Co-Agents and the Transferees and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Originator and its officers and employees may disclose such information to such Originator's external accountants, attorneys and other advisors and as required by any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force of law) and (except for the Fee Letters) to its rating agencies, to the banks from time to time party to the Credit Agreement, including disclosure (except of the Fee Letters) in its required filings with the Securities and Exchange Commission, PROVIDED that any Person shall be permitted to disclose to any and all Persons, without limitation of any kind, the structure and tax aspects of the transactions evidenced by this Agreement, and all materials of any kind (other than the Fee Letters but including opinions) related to such structure and tax aspects.

                  (b) Each Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agents and the Transferees by each other, (ii) to any prospective or actual assignee or participant of any of the Persons described in clause (i), and (iii) by each of the Agents to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to the Transferees or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which such Agent acts as the administrative agent and to any officers, directors, members, direct or indirect owners, employees, outside accountants and attorneys of any of the foregoing, PROVIDED each such Person described in the foregoing clauses (ii) and (iii) is informed of the confidential nature of such information and, except in the case of a rating agency described in the foregoing clause (ii) agrees to keep it confidential in accordance with the terms hereof. In addition, the Transferees and the Co-Agents may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                  Section 7.5       Bankruptcy Petition.

                  (a) Each Originator and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Transferee, it will not institute against, or join any other Person in instituting against, such Transferee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  (b) Each Originator covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of Buyer under the Transfer Agreement, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  Section 7.6 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Originator, Buyer, any Transferee or any Co-Agent, no claim may be made by any such Person (or its Affiliates, directors, officers, employees, attorneys or agents) against any such other Person (or its Affiliates, directors, members, direct or indirect owners, officers, employees, attorneys or agents) for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the parties hereto, on behalf of itself and its Affiliates, directors, officers, employees, attorneys, agents, successors and assigns, hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  Section 7.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 ET SEQ. OF THE GENERAL OBLIGATIONS LAW AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE RECEIVABLE INTERESTS OR ANY SECURITY INTEREST GRANTED HEREIN IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK

                  Section 7.8 CONSENT TO JURISDICTION. EACH ORIGINATOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO

THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THIS AGREEMENT AND SUCH ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

                  Section 7.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                  Section 7.10      Integration; Binding Effect; Survival of
Terms.

                  (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                  (b) This Agreement shall be binding upon and inure to the benefit of the Originators, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Originator pursuant to Article II; (ii) the indemnification and payment provisions of Article VI; and (iii) Section 7.5 shall be continuing and shall survive any termination of this Agreement.

                  Section 7.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of a signature page to this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                    FISHER SCIENTIFIC INTERNATIONAL INC., AS
                                    ORIGINATOR AGENT

                                    By:   ___________________________________
                                    Name:
                                    Title:

                                         ADDRESS:

                                    Fisher Scientific International Inc.
                                    Liberty Lane
                                    Hampton, NH 03842
                                    Attention: Todd M. DuChene, Vice President,
                                               General Counsel and Secretary
                                    Tel: (603) 929-2340
                                    Fax: (603) 929-2703

                                    WITH A COPY TO:

                                    Fisher Scientific International Inc.
                                    2000 Park Lane
                                    Pittsburgh, PA 15275
                                    Attention: Elizabeth Suter
                                    Tel: (412) 490-8588
                                    Fax: (412) 490-8650

                                    COLE-PARMER INSTRUMENT COMPANY, AS AN
                                    ORIGINATOR

                                    By:   ___________________________________
                                    Name:
                                    Title:

                                         ADDRESS: c/o the Originator Agent at
                                         the address specified above

                                    FISHER CLINICAL SERVICES INC., AS AN
                                    ORIGINATOR

                                    By:   ___________________________________
                                    Name:
                                    Title:

                                         ADDRESS: c/o the Originator Agent at
                                         the address specified above

                                    FISHER HAMILTON L.L.C., AS AN ORIGINATOR

                                    By:   ___________________________________
                                    Name:
                                    Title:

                                         ADDRESS: c/o the Originator Agent at
                                         the address specified above

                                    FISHER SCIENTIFIC COMPANY L.L.C., AS AN
                                    ORIGINATOR

                                    By:   ___________________________________
                                    Name:
                                    Title:

                                         ADDRESS: c/o the Originator Agent at
                                         the address specified above

                                    FSI RECEIVABLES COMPANY LLC, AS BUYER

                                    By:   ___________________________________
                                    Name:
                                    Title:

                                         ADDRESS:

                                    FSI Receivables Company LLC
                                    Liberty Lane
                                    Hampton, NH 03842
                                    Attention: Todd M. DuChene
                                    Tel: (603) 929-2340
                                    Fax: (603) 929-2703

                                    WITH A COPY TO:

                                    Fisher Scientific Company L.L.C.
                                    2000 Park Lane
                                    Pittsburgh, PA 15275
                                    Attention: Elizabeth Suter
                                    Tel: (412) 490-8588
                                    Fax: (412) 490-8650

                                   EXHIBIT I

                                   Definitions

                  This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits and Schedules thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). IF A CAPITALIZED TERM IS USED IN THE AGREEMENT, OR ANY EXHIBIT OR SCHEDULE THERETO, AND IS NOT OTHERWISE DEFINED THEREIN OR IN THIS EXHIBIT I, SUCH TERM SHALL HAVE THE MEANING ASSIGNED THERETO IN EXHIBIT I TO THE TRANSFER AGREEMENT (HEREINAFTER DEFINED).

                  "ACCOUNT" means, collectively, (a) an "account" as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York or under other relevant law, and (b) an Originator's rights to payment for goods sold or leased or services performed including, without limitation, all rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security.

                  "ADDITIONAL RELATED SECURITY" means, collectively:

                           (i) all security pledged, assigned, hypothecated or granted to or held by the applicable Originator to secure such Receivable,

                           (ii)     all guaranties, endorsements and
         indemnifications on, or of, any Receivable or any of the foregoing,

                           (iii) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith,

                           (iv) all books, records, ledger cards and invoices related to such Receivable or any of the foregoing,

                           (v) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,

                           (vi)     all credit information, reports and
         memoranda relating thereto,

                           (viii)   all other writings relating thereto, and

                           (ix)     all proceeds of any of the foregoing.

                  "AGENTS" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "AGREEMENT" means the Amended and Restated Receivables Purchase Agreement, dated as of February 14, 2003, among the Originator Agent, the Originators and Buyer, as the same may be amended, restated or otherwise modified from time to time.

                  "BUYER" has the meaning set forth in the preamble to the Agreement.

                  "CALCULATION PERIOD" means each calendar month or portion thereof which elapses during the term of the Agreement. The first Calculation Period shall commence on the date of the Purchases hereunder and the final Calculation Period shall terminate on the Termination Date.

                  "CLOSING DATE" means the first date on which all of the conditions precedent in Section 3.1 of this Agreement and in Sections 6.1 and
6.2 of the Transfer Agreement are satisfied (or waived with the consent of each of the Agents in their sole discretion) and the initial Purchase is made hereunder.

                  "CONSOLIDATED EBITDA" shall have the meaning set forth in the Credit Agreement; PROVIDED, HOWEVER, that if the Credit Agreement ceases to define "Consolidated EBITDA," such term shall be defined as set forth in the Credit Agreement immediately prior to the amendment, restatement or replacement which resulted in such term's deletion from the definitions therein.

                  "CREDIT AGREEMENT" means that certain Credit Agreement dated as of February 14, 2003, by and among Fisher Scientific International Inc., Fisher Scientific Company L.L.C., various lending institutions, and JPMorgan Chase Bank, as Administrative Agent, as in effect on the date hereof and as hereafter amended, restated, replaced or refinanced from time to time.

                  "CREDIT AND COLLECTION POLICY" means the Originators' credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in EXHIBIT V, as modified from time to time in accordance with the Agreement.

                  "DEFAULT FEE" means a per annum rate of interest equal to the sum of (i) the Prime Rate, PLUS (ii) 2% per annum.

                  "DISCOUNT FACTOR" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables originated by each Originator after taking account of (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to Buyer of financing its investment in such Receivables during such period and
(ii) the risk of nonpayment by the Obligors. Each Originator and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, PROVIDED THAT any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which such Originator and Buyer agree to make such change. As of the date hereof, the Discount Factor in respect of all Receivables is 0.89%.

                  "EFFECTIVE DATE" means (a) as to Fisher Scientific Company L.L.C., January 21, 1998, other than for purposes of the preambles to Sections
4.1 and 4.2, (b) as to Fisher Scientific Company L.L.C. for purposes of the preambles to Sections 4.1 and 4.2 only, and as to each other Originator party to this Agreement on February 14, 2003, the Closing Date, and (c) as to any Originator which is hereafter added via a Joinder Agreement, the date of such Joinder Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with any Originator within the meaning of
Section 414(b) or (c) of the Tax Code (and Sections 414(m) and (o) of the Tax Code for purposes of provisions relating to Section 412 of the Tax Code).

                  "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Originator or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001 (a) (2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Originator or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Tide IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Originator or any ERISA Affiliate.

                  "EXCLUDED ACCOUNTS" means Accounts owed by the following Obligors, all of which are subsidiaries or divisions of the Originators: (a) Systems Manufacturing Corporation, a Delaware corporation, and Epoxyn Products L.L.C., a Delaware limited liability company, both subsidiaries of Fisher Hamilton L.L.C. ("HAMILTON"), (b) Laboratory Products Division, a division of Hamilton, (c) Barnant Co., a division of Cole-Parmer Instrument Company ("COLE-PARMER"), (d) Specialty Motors Inc., a California corporation, and a subsidiary of Cole-Parmer, and (e) United States Distribution Operations, Fisher Export and Fisher Scientific Latin America, all divisions of Fisher Scientific Company L.L.C.

                  "INDEMNIFIED PARTY" has the meaning set forth in Section 6.1.

                  "INITIAL CUTOFF DATE" means, as to each Originator, the close of business on the Business Day immediately prior to its Effective Date.

                  "INTERCREDITOR AGREEMENT" has the meaning set forth in the Transfer Agreement.

                  "JOINDER AGREEMENT" means an agreement in substantially the form of Exhibit VII hereto, duly executed by a Subsidiary of Parent and consented to by the Originator Agent, Buyer and each of the Agents.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(i) the financial condition or operations of the Originators and their Subsidiaries, considered as a whole, (ii) the ability of any Originator to perform its obligations under the Agreement or any other Transaction Document to which it is a party, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) any Originator's, Buyer's, any Agent's or any Transferee's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  "MATERIAL SUBSIDIARY" shall have the meaning set forth in the Credit Agreement; PROVIDED, HOWEVER, that if the Credit Agreement ceases to define "Material Subsidiary," such term shall be defined as set forth in the Credit Agreement immediately prior to the amendment, restatement or replacement which resulted in such term's deletion from the definitions therein.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan", within the meaning of Section 4001 (a) (3) of ERISA, to which any Originator or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

                  "NET WORTH" means as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of
(a) the aggregate Outstanding Balance of the Receivables at such time, OVER (b) the Aggregate Invested Amount outstanding at such time.

                  "ORGANIZATIONAL DOCUMENTS" means, for any Person, the documents for its formation and organization, which, for example, (a) for a corporation are its corporate charter and bylaws, (b) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (c) for a limited liability company are its certificate of formation or organization and its operating agreement, regulations or the like and (d) for a trust is the trust agreement, declaration of trust, indenture or bylaws under which it is created.

                  "ORIGINAL BALANCE" means, with respect to any Receivable coming into existence after the applicable Originator's Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.

                  "ORIGINATOR" has the meaning set forth in the preamble to this Agreement.

                  "ORIGINATOR AGENT" has the meaning set forth in the preamble to this Agreement.

                  "PARENT" has the meaning set forth in the preamble to this Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Originator sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

                  "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Originator or any of its ERISA Affiliates sponsors or maintains or to which any Originator or any of its ERISA Affiliates makes, is making, or is obligated to make contributions and includes any Pension Plan, other than a Plan maintained outside the United States primarily for the benefit of Persons who are not U.S. residents.

                  "PURCHASE" means the purchase by Buyer from an Originator pursuant to Section 1.2(a) of the Agreement of the Receivables originated by such Originator and the Related Security and Collections related thereto, together with all related rights in connection therewith.

                  "PURCHASE PRICE" means, with respect to the Purchase from each Originator, the aggregate price to be paid by Buyer to such Originator for such Purchase in accordance with Section 1.3 of the Agreement for the Receivables originated by such Originator and the associated Collections and Related Security being sold to Buyer, which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables on such date, MULTIPLIED BY (y) one minus the Discount Factor in effect on such date, minus
(ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with Section 1.4 of the Agreement.

                  "PURCHASE PRICE CREDIT" has the meaning set forth in Section
1.4 of the Agreement.

                  "PURCHASE REPORT" has the meaning set forth in Section 1.2(b) of the Agreement.

                  "RECEIVABLE" means an Account owing to an Originator (before its transfer to the Buyer hereunder), whether now existing or hereafter arising, excluding any Excluded Accounts. Accounts arising from any one transaction, including, without limitation, Accounts represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the Accounts arising from any other transaction (regardless or whether the Obligor or the applicable Originator treats such Account as a separate payment obligation).

                  "RELATED SECURITY" means, with respect to any Receivable, (a) all of the applicable Originator's right, title and interest in and to any goods, the sale of which gave rise to such Receivable, and (b) the Additional Related Security.

                  "REPORTABLE EVENT" means any of the events set forth in
Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "SETTLEMENT DATE" means the date which is three (3) Business Days after each Monthly Reporting Date.

                  "TAX CODE" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

                  "TERMINATION DATE" means the earliest to occur of (i) any Amortization Date (as defined in the Transfer Agreement), (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in Section 5.1(e), (iii) the Business Day specified in a written notice from Buyer to the Originators following the occurrence of any other Termination Event, and (iv) the date which is 10 Business Days after Buyer's receipt of written notice from any Originator that it wishes to terminate the facility evidenced by this Agreement.

                  "TERMINATION EVENT" has the meaning set forth in Section 5.1 of this Agreement.

                  "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Collection Account Agreement, the Transfer Agreement, each Joinder Agreement, the Intercreditor Agreement, and all other instruments, documents and agreements executed and delivered in connection herewith.

                  "TRANSFER AGREEMENT" has the meaning set forth in the Preliminary Statements to this Agreement.

                  "TRANSFEREE" means the Conduits and the Liquidity Banks.

                  "UNMATURED TERMINATION EVENT" means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

                  ALL ACCOUNTING TERMS NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP. ALL TERMS USED IN ARTICLE 9 OF THE UCC IN THE STATE OF NEW YORK, AND NOT SPECIFICALLY DEFINED HEREIN, ARE USED HEREIN AS DEFINED IN SUCH ARTICLE 9.

                                   EXHIBIT II

   Jurisdiction of Organization; Chief Executive Office, Locations of Records; Federal Employer Identification Numbers and Organizational Identification
                              Numbers; Other Names

FISHER SCIENTIFIC INTERNATIONAL INC.

    -    Jurisdiction of Organization: Delaware

    -    Location of Chief Executive Office: Liberty Lane, Hampton, NH 03842

    -    Location of Records: Hampton, NH

    -    Federal Employer Identification Number: 02-0451017

    -    Organizational Identification Number: None

    -    Legal, Trade and Assumed Names: None

    -    Prior Names: Fisher International Inc.

COLE-PARMER INSTRUMENT COMPANY

    -    Jurisdiction of Organization: Illinois

    - Location of Chief Executive Office: 625 E. Bunker Court, Vernon Hills, IL 60061-1844

    -    Location of Records: Hampton, NH

    -    Federal Employer Identification Number: 36-2360953

    -    Organizational Identification Number: None

    -    Legal, Trade and Assumed Names: Barnant Company, INNOCAL

    -    Prior Names: Cole-Parmer Instrument & Equipment Co.

FISHER CLINICAL SERVICES INC.

    -    Jurisdiction of Organization: Pennsylvania

    - Location of Chief Executive Office: 7554 Schantz Road, Allentown, PA 18106-9032

    -    Location of Records: Hampton, NH

    -    Federal Employer Identification Number: 23-2544260

    -    Organizational Identification Number: None

    -    Legal, Trade and Assumed Names: None

    - Prior Names: National Packaging Systems, Inc., Corning National Packaging, Inc. and Covance Pharmaceutical Packaging Services Inc.

FISHER HAMILTON L.L.C.

    -    Jurisdiction of Organization: Delaware

    -    Location of Chief Executive Office: 1316 18th Street, Two Rivers, WI
         54241

    -    Location of Records: Hampton, NH

    -    Federal Employer Identification Number: 39-1744782

    -    Organizational Identification Number: None

    - Legal, Trade and Assumed Names: Delaware Fisher Hamilton Scientific LLC, Fisher Hamilton (DE) LLC and Fisher Hamilton
         Scientific LLC

    - Prior Names: HI Holdings Inc., Hamilton Scientific Inc., Fisher Hamilton Scientific Inc. and Fisher Hamilton Inc.

FISHER SCIENTIFIC COMPANY L.L.C.

    -    Jurisdiction of Organization: Delaware

    -    Location of Chief Executive Office: 2000 Park Avenue, Pittsburgh, PA
         15275

    -    Location of Records: Hampton, NH

    -    Federal Employer Identification Number: 23-2942737

    -    Organizational Identification Number: None

    - Legal, Trade and Assumed Names: FSH, FSH L.L.C., FSH, LLC and Scientific Holdings L.L.C.

    -    Prior Names: None

                                   EXHIBIT III

                Lock-boxes; Collection Accounts; Collection Banks

                                 As of 12/31/02

Entity                                                      Bank           Location         Lockbox #
------                                                      ----           --------         ---------
Fisher Scientific Company L.L.C.                           Mellon         Pittsburgh          360153
Fisher Scientific Company L.L.C.                           Mellon         Pittsburgh          371743
Fisher Scientific Company L.L.C.                           Mellon         Chicago              10119
Fisher Scientific Company L.L.C.                           Mellon         Los Angeles          21160

Fisher Hamilton L.L.C.*                                    Mellon         Pittsburgh          371926

Cole-Parmer Instrument Co.*                                Mellon         Chicago              10464

Fisher Clinical Services Inc.*                             Mellon         Philadelphia          4155

* = to be transferred into Buyer's name on or before the Closing Date

                                   EXHIBIT IV

                         Form of Compliance Certificate

                  This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Purchase Agreement dated as of February 14, 2003, among Fisher Scientific International Inc., a Delaware corporation ("PARENT"), as Originator Agent, various of its Subsidiaries, as Originators, and FSI Receivables Company LLC, a Delaware limited liability company (the "AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

                  THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1.       I am the duly elected ______________ of Parent.

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of Originator and its Subsidiaries during the accounting period covered by the attached financial statements.

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or an Unmatured Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

                  [4.      Described below are the exceptions, if any, to
paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Originators have taken, are taking, or propose to take with respect to each such condition or event: _______________________________].

                  The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of ____________, 200_.

                                                ______________________________
                                                [Name]

                                    EXHIBIT V

                          Credit and Collection Policy

                                   [Attached]

                                   EXHIBIT VI

                            [Form of] Purchase Report

          For the Calculation Period beginning [date] and ending [date]

TO: BUYER AND THE AGENTS (AS BUYER'S ASSIGNEES)

-------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Balance of all Eligible
Receivables sold during the period:                       $_____________                                        A
-------------------------------------------------------------------------------------------------------------------
MULTIPLIED BY:  Discount Factor for Eligible
Receivables during the Period:                             _____________%                                       B
-------------------------------------------------------------------------------------------------------------------
EQUALS:  Gross Purchase Price Payable during the period
for Eligible Receivables (A*B)                                                       $____________              =C
-------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Balance of all non Eligible
Receivables sold during the period:                       $_____________                                        D
-------------------------------------------------------------------------------------------------------------------
MULTIPLIED BY:  Discount Factor for non Eligible
Receivables during the Period:                             _____________%                                       E
-------------------------------------------------------------------------------------------------------------------
EQUALS:  Gross Purchase Price Payable during the period
for non Eligible Receivables ( D*E)                                                  $____________              =F
-------------------------------------------------------------------------------------------------------------------
LESS:  Total Purchase Price Credits (for Eligible and
non Eligible Receivables) arising during the Period:      $(____________)                                      (G)
-------------------------------------------------------------------------------------------------------------------
EQUALS:  Net Purchase Price payable during the Period
(C + F - G):                                                                         $____________              =H
-------------------------------------------------------------------------------------------------------------------
Purchase Price paid to Originators during the period:                                $____________              =I
-------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT VII

                           [Form of] Joinder Agreement

                           [FORM OF] JOINDER AGREEMENT

                  THIS JOINDER AGREEMENT is executed and delivered by [________] (the "NEW ORIGINATOR") in favor of FSI Receivables Company LLC, a Delaware limited liability company (the "BUYER"), with respect to that certain Amended and Restated Receivables Purchase Agreement dated as of February 14, 2003 by and among Cole-Parmer Instrument Company, Fisher Clinical Services Inc., Fisher Hamilton L.L.C., Fisher Scientific Company L.L.C. and such other entities from time to time party thereto as "Originators", Fisher Scientific International Inc. as "Originator Agent" and the Buyer (as amended, supplemented, joined, restated and/or otherwise modified from time to time, the "PURCHASE AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Purchase Agreement.

                  Subject to receipt by each of the Agents and the Buyer of (a) counterparts hereof duly executed by each of the undersigned, and (b) each of the documents listed on Schedule A to the Purchase Agreement that has not been previously delivered with respect to the New Originator, by its signature below, the New Originator hereby absolutely and unconditionally agrees to become a party to the Purchase Agreement as an Originator thereunder and to be bound by the provisions thereof, including, without limitation, the provisions of Sections 7.4 and 7.5.

                  Delivered herewith are each of the documents, certificates and opinions required to be delivered by the New Originator pursuant to Section 3.1 of the Purchase Agreement, together with such other updated Exhibits thereto as may be necessary to ensure that after giving effect to the addition of the New Originator, each of the representations and warranties of the New Originator under Article II thereof will be true and correct.

                  Please acknowledge your consent to the New Originator's joinder in the Purchase Agreement and acknowledgement of the terms of the Intercreditor Agreement, by signing the enclosed copy hereof in the appropriate space provided below and faxing a copy of such counterpart to (a) the Administrative Agent, at fax no. (404) 332-5152, Attention: William Rutkowski, and (b) to the New Originator at the fax no. set forth below its signature hereto.

                  IN WITNESS WHEREOF, THE New Originator has executed this Joinder Agreement as of the ___ day of _____________, 200_.

                                    [________________________________]

                                    By: ______________________________

                              ADDRESS FOR NOTICES:

                                    [____________________]
                                    [Address]

                                    Attention: [_________________]

                                    Phone:     [_________________]
                                    Fax:       [_________________]

EACH OF THE UNDERSIGNED HEREBY CONSENTS TO THE
NEW ORIGINATOR'S JOINDER IN THE PURCHASE AGREEMENT:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as Blue Ridge Agent

By:________________________________
         Title:

THE BANK OF NOVA SCOTIA,
as Liberty Street Agent

By:________________________________
         Title:

FISHER SCIENTIFIC INTERNATIONAL INC.,
as Originator Agent

By:________________________________
         Title:

FSI RECEIVABLES COMPANY LLC, as Buyer

By:________________________________
         Title:

Attachment(s)

                                   SCHEDULE A

                       DOCUMENTS TO BE DELIVERED TO BUYER
        ON OR PRIOR TO THE INITIAL PURCHASE FROM EACH ORIGINATOR (UNLESS
                  PREVIOUSLY DELIVERED BY ANOTHER ORIGINATOR)

1. Executed copies of the Amended and Restated Receivables Purchase Agreement (or a Joinder Agreement), duly executed by the parties thereto.

2. Copy of each Originator's Credit and Collection Policy to attach to the Amended and Restated Receivables Purchase Agreement (or Joinder Agreement) as an Exhibit (if not already attached).

3.  A certificate of each Originator's Assistant Secretary certifying:

                  (a) A copy of the Resolutions of the Board of Directors of such Originator, authorizing Originator's execution, delivery and performance of the Amended and Restated Receivables Purchase Agreement and the other documents to be delivered by it thereunder;

                  (b) A copy of the Organizational Documents of such Originator (also certified, to the extent that such documents are filed with any governmental authority, by the Secretary of State of the jurisdiction of organization of such Originator on or within thirty
         (30) days prior to closing);

                  (c) Good Standing Certificates for such Originator issued by the Secretaries of State of its state of incorporation and each jurisdiction where it has material operations; and

                  (d) The names and signatures of the officers authorized on its behalf to execute the Amended and Restated Receivables Purchase Agreement and any other documents to be delivered by it thereunder.

4. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against each Originator from its jurisdiction of organization and the state where it maintains its chief executive office.

5. Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the date of the initial Purchase (as defined in the Amended and Restated Receivables Purchase Agreement) in all jurisdictions as may be necessary or, in the opinion of Buyer (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Amended and Restated Receivables Purchase Agreement.

6. Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by each Originator.

7. Executed Collection Account Agreements for each Lock-Box and Collection Account.

8. One or more favorable opinions of legal counsel for each Originator reasonably acceptable to Buyer (and the Agents, as Buyer's assignees).

9. A "TRUE SALE" opinion and "SUBSTANTIVE CONSOLIDATION" opinion of counsel for the Originators with respect to the transactions contemplated by the Amended and Restated Receivables Purchase Agreement.

10. A Certificate of the Originator Agent's chief financial officer certifying that, as of the closing date, no Termination Event or Unmatured Termination Event exists and is continuing.

11. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Amended and Restated Receivables Purchase Agreement.

12. If applicable, a direction letter executed by each Originator authorizing Buyer (and the Agents, as its assignees) and directing warehousemen to allow Buyer (and the Agents, as its assignees) to inspect and make copies from such Originator's books and records relating to the Receivables maintained at off-site data processing or storage facilities.

13. The Credit Agreement and the Security Documents (under and as defined therein) in a form that permits the transactions contemplated by the Amended and Restated Receivables Purchase Agreement and the Transfer Agreement referenced therein and excludes from the collateral thereunder the Additional Related Security.

14. The Intercreditor Agreement, duly executed by the parties thereto and acknowledged by the Originator Agent, the Originators and Buyer.